________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 March 1, 2000
                                 -------------
                                Date of Report



                           EFFICIENT NETWORKS, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                          0-26473                    75-2486865
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
     of incorporation)                                       Identification No.)


                                4849 Alpha Road
                                ---------------
                              Dallas, Texas 75244
                   (Address of principal executive offices)



                                (972) 852-1000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

________________________________________________________________________________

Item 5.   Other Events.

          On February 25, 2000, Efficient Networks, Inc., a Delaware corporation and the registrant herein, announced that it intends, subject to market and other conditions, to offer approximately $300 million (excluding the over-allotment option), of convertible subordinated notes due 2005 to qualified institutional investors. A copy of the press release containing the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit No.                         Description
-----------                         -----------
99.1                                Press release of Efficient Networks, Inc.
                                    dated February 25, 2000

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EFFICIENT NETWORKS, INC.

Date:  March 1, 2000                By: /s/ Kenneth M. Siegel
                                        -------------------------------------
                                    Name: Kenneth M. Siegel
                                    Title: Vice President and General Counsel

                          INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED MARCH 1, 2000


Exhibit                               Description
-----------    -----------------------------------------------------------------
 99.1          Press Release of Efficient Networks, Inc. dated February 25, 2000